FINANCIAL EXPENSES, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
FINANCIAL EXPENSES , NET [Abstract]
Bank charges	$ 1,316	$ 1,331	$ 1,179
Interest and debt related expense	3,084	1,947	1,765
Change in fair value of derivative and embedded derivative	604	(1,089)	(992)
Exchange rate (gain) loss, net	543	(608)	2,204
Total expenses	5,547	1,581	4,156
Interest income	(85)	(117)	(431)
Total financial expenses, net	$ 5,462	$ 1,464	$ 3,725